UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 13, 2020

_______________________________

Huttig Building Products, Inc.

(Exact name of registrant as specified in its charter)

_______________________________

Delaware	001-14982	43-0334550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 Maryville University Drive, Suite 400

St. Louis, Missouri 63141

(Address of Principal Executive Offices) (Zip Code)

(314) 216-2600

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common, par value $0.01 per share	HBP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 13, 2020, Huttig Building Products, Inc. issued a press release announcing its receipt of an unsolicited, nonbinding acquisition proposal from Mill Road Capital Management LLC and its affiliated funds ("Mill Road"), a copy of which proposal was filed by Mill Road with its Schedule 13D/A on August 6, 2020. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Press Release of Huttig Building Products, Inc. dated August 13, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huttig Building Products, Inc.

Date: August 13, 2020	By:	/s/ Jon P. Vrabely
Jon P. Vrabely
President, Chief Executive Officer